UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by Registrant	☑

Filed by Party other than Registrant	☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DUOS TECHNOLOGIES GROUP, INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DUOS TECHNOLOGIES GROUP, INC.

6622 Southpoint Drive S., Suite 310

Jacksonville, Florida 32216

(904) 652-1601

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

TO BE HELD JULY 31, 2019

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Duos Technologies Group, Inc., a Florida corporation (together with its subsidiaries, “Company”, “Duos”, “we”, “us” or “our”), which will be held on July 31, 2019, at 10:00 A.M. ET at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216, for the following purposes:

1.	To elect five (5) directors to hold office for a one year term and until each of their successors are elected and qualified;
2.	To ratify the appointment of SALBERG & COMPANY, P.A. as our independent certified public accounting firm for the fiscal year ending December 31, 2019;
3.

To approve the granting of discretionary authority to the Board, at any time or times for a period of up to twelve  months from the date of the Annual Meeting, to adopt an amendment to the Company’s Articles of Incorporation, as amended (the “Articles  of Incorporation”), to effect a reverse stock split at a ratio up to 1 for 20 (the “Reverse Stock Split”), with such ratio to be determined by the Board, or conversely, to determine not to proceed with the Reverse Stock Split;

4.

Approve, in a non-binding advisory vote, the compensation of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer our three most highly compensated executive officers (the “Named Executive Officers”);

5.

Determine, in a non-binding advisory vote, the desired frequency of future non-binding advisory votes on the compensation of our Named Executive Officers every year, every two years or every three years;

6.	To approve an amendment increasing the number of shares issuable under the 2016 Equity Incentive Plan to 4,500,000 shares; and
7.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our common stock, par value $0.001 per share (“Common Stock”) and Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred”) which has the equivalent of 5,660,000 amount of Common Stock able to vote pursuant to the terms thereof at the close of business on June 3, 2019 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of Duos’ Common Stock and Series B Preferred as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting, please submit a proxy to vote your shares either via Internet, phone or by mail. If you choose to submit your proxy by mail, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

We will be mailing a printed copy of our proxy materials, to each stockholder of record.

Accordingly, on or about June [●], 2019 we will begin mailing the proxy materials to all stockholders of record as of the Record Date.

By Order of the Board of Directors

/s/ Gianni B. Arcaini
Gianni B. Arcaini
Chairman

June [●], 2019
Jacksonville, Florida

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

TABLE OF CONTENTS

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS	1
General Information About the Proxy Statement and Annual Meeting	1
Voting Procedures and Vote Required	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4
ELECTION OF DIRECTORS (Proposal No. 1)	6
CORPORATE GOVERNANCE	9
Board of Directors	9
Board Composition and Director Independence	9
Board Meetings and Attendance	9
Stockholder Communications with the Board	9
Board Committees	9
Family Relationships	11
Involvement in Certain Legal Proceedings	11
Compliance with Section 16(a) of the Exchange Act	12
Code of Ethics	12
DIRECTOR COMPENSATION FOR FISCAL YEAR 2018	13
EXECUTIVE COMPENSATION	13
Summary Compensation Table for Fiscal Years 2018 and 2017	14
Employment Agreements	15
Outstanding Equity Awards at 2018 Fiscal Year End	16
Director Agreements	16
COMPENSATION COMMITTEE REPORT	16
AUDIT COMMITTEE REPORT	17
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal No. 2)	18
APPROVAL OF GRANTING DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS TO PROCEED OR NOT PROCEED WITH A REVERSE STOCK SPLIT AT A RATIO OF UP TO 1 FOR 20 (Proposal No. 3)	19
ADVISORY RESOLUTION ON THE FREQUENCY OF THE STOCKHOLDERS’ SAY ON PAY (Proposal No. 4)	24
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (Proposal No. 5)	25
TO APPROVE AN AMENDMENT INCREASING THE NUMBER OF SHARES ISSUABLE UNDER THE 2016 EQUITY INCENTIVE PLAN TO 4,500,000 SHARES (Proposal No. 6)	26
FUTURE PROPOSALS	29
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING	29
OTHER BUSINESS	29
ADDITIONAL INFORMATION	29
OTHER MATTERS	30

DUOS TECHNOLOGIES GROUP, INC.

6622 Southpoint Drive S., Suite 310

Jacksonville, Florida 32216

(904) 652-1601

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 31, 2019

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Duos Technologies Group, Inc. (together with its subsidiaries, the “Company”, “Duos”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held on July 31, 2019 at 10:00 A.M. ET at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about June [●], 2019.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Why am I being provided with these proxy materials?

We have delivered printed versions of these proxy materials to you by mail in connection with the solicitation by our Board of proxies for the matters to be voted on at our Annual Meeting and at any adjournment or postponement thereof.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

What if other matters come up at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Voting Securities

Only shareholders of record as of the close of business on June 3, 2019 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 24,635,952 shares of Common Stock of the Company issued and outstanding and entitled to vote representing approximately 396 holders of record, 2,830 shares of Series B Preferred of the Company, issued and outstanding and entitled to vote on an as converted basis with the Common Stock, representing two holders of record up to the beneficial ownership limitation described in the Series B Preferred certificate of designation. Shareholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s Bylaws, as amended, provide that at least a majority of the outstanding shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of Common Stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. You can vote your shares by proxy via Internet or mail. To vote via Internet, go to www.proxyvote.com and follow the instructions. To vote by mail, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To vote by phone, dial 1-800-690-6903 and follow the instructions. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Procedures and Vote Required

The presence, in person or by proxy, of at least 50% of the issued and outstanding shares of Common Stock, including those shares representing voting rights of the Series B Preferred, entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1). Our Articles of Incorporation, as amended, does not authorize cumulative voting. Florida law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Auditors (Proposal No. 2). Florida law and our Bylaws, as amended, provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, as amended, or applicable Florida law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of Salberg & Company, P.A as our independent auditors for the fiscal year ending December 31, 2019.

Vote Required for Approval of Reverse Stock Split (Proposal No. 3). Florida law and our Bylaws, as amended, provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, as amended, or applicable Florida law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the granting of discretionary authority to the Board, at any time or times for a period of up to twelve months from the date of the Meeting, to adopt an amendment to the Company’s Articles of Incorporation, as amended (the “Articles  of Incorporation”), to effect a reverse stock split at a ratio up to 1 for 20 (the “Reverse Stock Split”), with such ratio to be determined by the Board, or conversely, to determine not to proceed with the Reverse Stock Split.

Vote Required to Approve Executive Compensation (Proposal No. 4). Florida law and our Bylaws, as amended, provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, as amended, or applicable Florida law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the Executive Compensation for our Named Officers. This proposal is non-binding on the Company and the Board.

Vote Required for the Advisory Resolution on the Frequency of the Stockholders’ Say on Pay (Proposal No. 5).  The advisory resolution on the frequency of the stockholders’ advisory resolution on the compensation of the Company’s Named Executive Officers is selected by a plurality of the shares present, in person or by proxy, and voting on the matter. Accordingly, the option — every one, two or three years — that receives the largest number of votes cast “FOR” is the option selected by the stockholders. This proposal is non-binding on the Company and the Board.

Vote Required for the Increase in Authorized Shares Under the 2016 Plan (Proposal No. 6).  Florida law and our Bylaws, as amended, provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, as amended, or applicable Florida law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve an amendment increasing the number of shares issuable under the 2016 Equity Incentive Plan to 4,500,000 shares.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are counted for the purposes of obtaining a quorum for the Annual Meeting, and in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposal No. 1 is considered “routine,” the vote on Proposal No. 2 is considered “routine”, we believe the vote on Proposal No. 3 is under the relevant securities exchange rules considered “routine”, the vote on Proposal No. 4 is considered “routine” and the vote on Proposal No. 5 is considered “routine”. Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by the Chairman of the Board or some other member of the Company.

Shareholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216 so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information regarding beneficial ownership of our capital stock by:

•	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

•	Each of our Named Executive Officers;

•	Each of our directors; and

•	All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC”) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within sixty (60) days of the Record Date. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

Common Stock subject to stock options currently exercisable or exercisable within sixty (60) days of the Record Date are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Duos Technologies Group, Inc., 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216.

Name and Address of Beneficial Owner(1)	Outstanding Common Stock(2)	Percentage of Ownership of Common Stock(3)
5% Beneficial Shareholders
First Eagle Investment Management, LLC 1345 Avenue of the Americas, 48th Floor New York, NY 10105 (4)	4,000,000	17.40%
Alpha Capital Anstalt Lettstrasse 32, FL-9490 Vaduz Furstentums, Liechtenstein	2,063,071	9.62%
Justin W. Keener 3960 Howard Hughes Parkway Las Vegas, NV 89169 (5)	2,098,614	9.99%
AIGH Capital Management 6006 Berkeley Avenue Baltimore MD 21209 (6)	1,200,279	5.71%
Pessin Family Holdings 500 Fifth Avenue, Suite 2240 New York, NY 10110 (7)	2,675,402	11.20%
Catalysis Partners, LLC 610 Main Street Venice, CA 90291 (8)	1,754,602	8.30%
5% Beneficial Shareholders as a Group	13,791,968	62.22%

Officers and Directors
Gianni B. Arcaini(9)	2,478,559	9.47%
Adrian G. Goldfarb(10)	523,448	2.22%
Alfred J. (Fred) Mulder(11)	130,892	* %
Blair M. Fonda(12)	126,459	* %
Kenneth Ehrman(13)	120,000	* %
Connie Weeks(14)	265,000	1.06%
Officers and Directors as a Group (6 persons)	3,338,172	14.5%

———————

*Denotes less than 1%

(1)	Beneficial ownership is determined in accordance with Rule 13D-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities.
(2)	The shares in the table have been listed in accordance with 13-G filings made by the individual investors.
(3)

The percentages in the table have been calculated based on treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

(4)	To the best of our knowledge, the organization who hold voting and dispositive control over the shares beneficially owned by First Eagle Investment Management is 21 April Fund, LLC.
(5)

Mr. Justin Keener beneficially holds 9.99% of the Company’s issued and outstanding Common Stock. To the best of our knowledge, Mr. Keener holds (i) 804,115 shares of Common Stock, (ii) warrants to purchase 6,210,526 shares of Common Stock and (iii) 1,125 shares of Series B Convertible Preferred Stock, par value $0.001 per share, convertible into 2,250,000 shares of Common Stock. However, the aggregate number of shares of Common Stock into which the warrants are exercisable and which Mr. Keener has the right to acquire beneficial ownership, and the number of shares of Common Stock into which the Preferred Stock is convertible and which Mr. Keener has the right to acquire beneficial ownership, is limited to the number of shares of Common Stock that, together with all other shares of Common Stock beneficially owned by Mr. Keener, does not exceed 9.99% of the total outstanding shares of Common Stock.

(6)

AIGH LP’s General Partner and president of AIGH LLC is Mr. Orin Hirschman. These 1,200,279 shares beneficially owned by Mr. Hirschman excludes warrants to purchase 2,000,000 shares of common stock not exercisable because the reporting person’s beneficial ownership is above 4.99%.

(7)

Consists of (i) 625,402 shares of Common Stock owned by Norman H. Pessin, (ii) 1,000,000 shares of Common Stock owned by Sandra F. Pessin, and (iii) 1,050,000 shares of Common Stock owned by Brian L. Pessin.

(8)

Consists of (i) 1,554,602 shares of Common Stock and (ii) 200,000 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock held by Catalysis Partners LLC, of which Francis Capital Management, LLC is the investment manager and general partner. John Francis is the Managing Member of Francis Capital Management LLC.

(9)

Mr. Arcaini has voting and investment control of the following shares: 700,543 shares of Common Stock, 700,543 warrants to purchase shares of Common Stock with an exercise price of $1.00 per share which are currently exercisable and 705,000 options to purchase Common Stock with an exercise price of $1.00 per share which are currently exercisable; 134,251 shares of Common Stock held in the name of Robex International, Inc., a Florida corporation in which Mr. Arcaini owns 95% and has sole dispositive voting power over such shares; 118,875 shares of Common Stock and 118,875 warrants to purchase Common Stock with an exercise price of $1.00 per share which are currently exercisable; and 472 shares of Common Stock currently held in his wife’s name.

(10)

Mr. Goldfarb owns 64,949 shares of Common Stock, 179,179 warrants to purchase shares of Common Stock with an exercise price of $0.65, 265,000 options to purchase Common Stock with an exercise price of $1.00 per share which are currently exercisable and 34,020 warrants to purchase shares of Common Stock with an exercise price of $1.00 per share and, 14,320 warrants to purchase shares of Common Stock with an exercise price of $9.45 per share all of which are currently exercisable and 265,000 options to purchase Common Stock with an exercise price of $1.00 per share which are currently exercisable.

(11)	Includes 38,142 shares of Common Stock.
(12)

Blair Fonda is a Director and serves as Audit Committee Chairman. Includes 6,459 shares of Common Stock and options to purchase 120,000 shares of Common Stock with an exercise price of $1.00 per share which are currently exercisable.

(13)	Kenneth Ehrman was granted 120,000 options to purchase shares Common Stock with an exercise price of $1.00 per share. None of these options are vested and currently are not exercisable by Mr. Ehrman.
(14)	Includes 265,000 options to purchase shares of Common Stock with an exercise price of $1.00 granted to Ms. Weeks which are currently exercisable.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of five directors. A total of five directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders to be held in 2020, or until their successors are duly elected and qualified. Of the Board members whose term expires at the Annual Meeting, Gianni B. Arcaini, Adrian G. Goldfarb, Alfred J. (Fred) Mulder, Blair M. Fonda and Kenneth Ehrman are all standing for reelection. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

Nominees

The persons nominated as directors are as follows:

Name	Age	Position
Gianni B. Arcaini	70	Chairman, Chief Executive Officer, President
Adrian G. Goldfarb	62	Chief Financial Officer, Executive Vice President, Director
Alfred J. (Fred) Mulder	75	Director
Blair M. Fonda	53	Director
Kenneth Ehrman	50	Director

Mr. Alfred J. Mulder, Blair M. Fonda and Kenneth Ehrman each serves as members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

The following sets forth certain information about each of the director nominees:

Gianni B. Arcaini, Chairman, Chief Executive Officer and President

Mr. Arcaini, has been the Chairman of the Board, Chief Executive Officer and President since April 1, 2015, and held the same positions with our subsidiary, Duos Technologies, Inc. since 2002. Prior to his involvement with Environmental Capital Holdings, Inc., a predecessor of the Company, Mr. Arcaini spent over 10 years in various executive capacities with Robex International, a joint venture of Royal Volker Stevin, Royal Bijenkorf and the Westland Utrecht Bank, ultimately acquiring the Robex International in a management buyout after having expanded its operations into the United States.

Mr. Arcaini completed his early education at a Jesuit Boarding school in Austria and Germany, and graduated from a state business school in Frankfurt, Germany. He is fluent in German, Dutch, Italian, Spanish and English.

The Board believes Mr. Arcaini has significant experience in the Company’s industry, a deep knowledge of our business and customers and contributes a perspective based on his many years of involvement with our company which will be of great value to the Company as it grows. Mr. Arcaini is also the visionary leader of the Company and is personally involved in creating the initial design of our technologies prior to implementation by our research and development teams.

Adrian G. Goldfarb, Chief Financial Officer, Executive Vice President and Director

Mr. Goldfarb has served as a Director since April 2010. Effective July 1, 2012, he was appointed as President and Chief Financial Officer of Information Systems Associates, Inc., which merged with Duos Technologies, Inc in April 2015 upon which he agreed to continue serving the merged company, Duos Technologies Group, Inc., as Chief Financial Officer and Director. Mr. Goldfarb also currently serves as a non-Executive Chairman of Gelstat Corporation, a public company engaged in the development, manufacturing and marketing of homeopathic and natural supplements. Mr. Goldfarb is a 35-year technology industry veteran including more than 25 years in information technology. Mr. Goldfarb graduated “cum laude” with a business degree specializing in Finance from Rutgers University, Newark, NJ.

The Board believes Mr. Goldfarb’s significant experience in financial stewardship of small public companies will be of great value to the Company as it grows.

Alfred J. (Fred) Mulder, Director

Mr. Mulder was appointed as a Director on April 1, 2015 and serves as member of both the Compensation Committee and member of the Audit Committee. From June 2006 to April 2015, he served as a Director with our subsidiary Duos Inc. He is an independent consultant (M&A / Corporate Finance) and investor in various companies in the USA and Europe, including duostech. Between 2001 and 2013, Mr. Mulder served as Executive Chairman of the Board of LBI International N.V. and from 2009 until 2014 as non-executive member of the board of W.P. Stewart in New York. He also serves as Chairman of the Investment Committee of Nethave N.V. (ICT Technology), Berghave N.V. (Turnaround/reshaping funding) and the Pension Fund of Radio Holland N.V. In 1993, Mr. Mulder was co-founder and became Chairman and Managing Director of Greenfield Capital Partners N.V., an independent private equity and corporate finance group headquartered in The Netherlands. From 1981 to 1993, he held positions of Managing Director, Chief Executive Officer of Transmark Holding B.V. and Managing Director of Pon Holdings B.V. and subsequently was a non-executive board member of companies such as HAL Investments N.V. (the holding company of Holland America Line), Pon Holdings B.V., and Transmark Holding B.V., Meulenhoff en Co N.V., SAIT Radio Holland SA, Lacis Communication N.V., Meijn Processing Industrie B.V., and CapCorp Investments N.V.

Mr. Mulder obtained his PMD in 1973 from the Harvard Business School, with special emphasis on Marketing and Corporate Strategy.

The Board believes Mr. Mulder’s extensive background in international business will allow him to assist the Company as it grows. Mr. Mulder serves as a liaison with the Company’s European based shareholders.

Mr. Fonda was appointed as a Director on May 3, 2017 and serves as Chairman of the Audit Committee and a member of the Compensation Committee. Since 2013, Mr. Blair Fonda has served as the Chief Financial Officer of Emergent Financial Partners (“EFP”). EFP is an accounting and consulting services firm which offers financial consulting services to businesses and organizations throughout the United States and the Caribbean Islands. From 2013 to 2016, Mr. Fonda was contracted through EFP to serve as the outside Chief Financial Officer of Mountainstar Capital Engagement, a private equity and commercial real estate company. From 2007 to 2013, Mr. Fonda served as the Vice President and Controller of the Hospitality Division of Gate Petroleum, an owner and operator of convenience stores, resorts, construction and real estate operations throughout the United States. Mr. Fonda has previously served as Controller for Enterprise Rent-a-Car. Mr. Fonda is a Certified Public Accountant (CPA).

The Board believes that Mr. Fonda’s education and background qualify him as a financial expert. He has extensive and directly applicable accounting experience qualifying him to serve as Chairman of the Audit Committee.

Kenneth Ehrman, Director

Mr. Kenneth Ehrman currently serves as an independent consultant to several high-technology companies in supply chain/logistics and transportation. Mr. Ehrman advises technology companies focused on solutions for these industries and joins the Company with a strong background in technology. As an innovator in intelligent machine-to-machine (“M2M”) wireless technology and industrial applications of the Internet of Things (“IoT”), Mr. Ehrman has been awarded more than 20 patents in wireless communications, mobile data, asset tracking, power management, cargo and impact sensing, and connected car technology. Mr. Ehrman previously served as Chief Executive Officer of I.D. Systems, Inc. (“IDS”), a company he founded in 1993 as a Stanford University engineering student, pioneering the commercial use of radio frequency identification (“RFID”) technology for industrial asset management. Under Mr. Ehrman’s leadership, IDS began trading on the NASDAQ in 1999 and was named one of North America’s fastest growing technology companies by Deloitte in 2005, 2006, and 2012. During his tenure at IDS, Mr. Ehrman received multiple awards, including Deloitte Entrepreneur of the Year and Ground Support Worldwide Engineer/Innovator Leader. He also served on the Board of Financial Services, Inc. from 2012-2016 before it was successfully sold to a large financial software company.

The Board believes that Mr. Ehrman’s management experience, engineering expertise and long history and familiarity with industries the Company currently operates in, makes him ideally qualified to help lead the Company towards continued growth.

Required Vote

Our Articles of Incorporation, as amended, does not authorize cumulative voting. Florida law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the five (5) director nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF (I) GIANNI B. ARCAINI, (II) ADRIAN G. GOLDFARB, (III) ALFRED J. (FRED) MULDER, (IV) BLAIR M. FONDA, AND (V) KENNETH EHRMAN AS DIRECTORS.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives, and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Board Composition and Director Independence

Our board of directors currently consists of five members: Mr. Gianni B. Arcaini, Mr. Adrian G. Goldfarb, Mr. Alfred J. (Fred) Mulder, Mr. Blair M. Fonda and Mr. Kenneth Ehrman. The directors will serve until our next annual meeting and until their successors are duly elected and qualified. The Company defines “independent” as that term is defined in Rule 5605(a)(2) of the NASDAQ listing standards.

In making the determination of whether a member of the board is independent, our board considers, among other things, transactions and relationships between each director and his immediate family and the Company, including those reported under the caption “Related Party Transactions”. The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent. Based on such review and its understanding of such relationships and transactions, our board affirmatively determined that Alfred J. (Fred) Mulder, Blair M. Fonda and Mr. Kenneth Ehrman are qualified as independent and do not have any material relationship with us that might interfere with his exercise of independent judgment.

Board Meetings and Attendance

The Board held 4 in person meetings in 2018. All Board actions, not taken at a meeting, were taken via a unanimous written consent as permitted by Florida Law.

Stockholder Communications with the Board

Shareholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Blair Fonda, 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board of Directors has three (3) standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee has a charter, which is available on our website at http://www.duostechnologies.com/ Information contained on our website is not incorporated herein by reference. Each of the board committees has the composition and responsibilities described below. The members of these committees are:

Current Committee Composition

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Blair M. Fonda*	Blair M. Fonda	Blair M. Fonda
Alfred (Fred) J. Mulder	Alfred (Fred) J. Mulder	Alfred (Fred) J. Mulder
Kenneth Ehrman	Kenneth Ehrman*	Kenneth Ehrman*

———————

* Denotes Chairman of committee.

Committee Composition after the Annual Meeting†

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Blair M. Fonda*	Blair M. Fonda	Blair M. Fonda
Alfred (Fred) J. Mulder	Alfred (Fred) J. Mulder	Alfred (Fred) J. Mulder
Kenneth Ehrman	Kenneth Ehrman*	Kenneth Ehrman*

———————

† Assumes the election of Blair M. Fonda, Alfred (Fred) J. Mulder and Kenneth Ehrman, who have each been appointed to committees by resolution of the Board effective upon their election to the Board.

* Denotes Chairman of committee subject to election to the Board at the Annual Meeting.

Audit Committee

Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934, as amended (the “Exchange Act”). Blair M. Fonda is a member of the Audit Committee and serves as its Chairman. Alfred J. (Fred) Mulder and Kenneth Ehrman are members of the Audit Committee. Messrs. Fonda, Ehrman and Mulder are “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our Board has determined Mr. Fonda is an “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee oversees our accounting and financial reporting processes and oversee the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include, but are not limited to:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•	discussing our risk management policies;
•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
•	meeting independently with our independent registered public accounting firm and management;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the audit committee report required by SEC rules.

In 2018, Blair M. Fonda, the current Chairman of the Company’s Audit Committee, held approximately 2 telephonic meeting(s) with the Company’s Auditors. The Company’s Board of Directors were involved in reviewing the Company’s financial statements and auditor’s comments as well.

Compensation Committee

Blair Fonda, Kenneth Ehrman and Alfred (Fred) J. Mulder are members of the Compensation Committee. Mr. Ehrman serves as Chairman. Messrs. Fonda, Ehrman and Mulder are “independent” within the meaning of the NASDAQ Stock Market Rules. Messrs. Mulder and Ehrman each qualify as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board of Directors in the discharge of its responsibilities relating to the compensation of the Board of Directors and our executive officers.

The Committee’s compensation-related responsibilities include, but are not limited to:

•	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;
•	reviewing, approving and recommending to our board of directors on an annual basis the evaluation process and compensation structure for our other executive officers;
•

determining the need for and the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or board of directors;

•	providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;
•

reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our board of directors as needed, and exercising all the authority of our board of directors with respect to the administration of such plans;

•	reviewing and recommending to our board of directors the compensation of independent directors, including incentive and equity-based compensation; and
•	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

Nominating and Corporate Governance Committee

Blair Fonda, Kenneth Ehrman and Alfred (Fred) J. Mulder are members of the Nominating and Corporate Governance Committee. Mr. Ehrman serves as Chairman. Messrs. Fonda, Ehrman and Mulder are “independent” within the meaning of the NASDAQ Stock Market Rules. The purpose of the Nominating and Corporate Governance Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board.

It is anticipated that the Committee’s responsibilities include:

•	recommending to the board of director’s nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the board;
•	considering candidates proposed by stockholders in accordance with the requirements in the Committee charter;
•	overseeing the administration of the Company’s Code of Ethics;
•	reviewing with the entire board of directors, on an annual basis, the requisite skills and criteria for board candidates and the composition of the board as a whole;
•

the authority to retain search firms to assist in identifying board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;

•	recommending to the board of directors on an annual basis the directors to be appointed to each committee of the board of directors;
•	overseeing an annual self-evaluation of the board of directors and its committees to determine whether it and its committees are functioning effectively; and
•	developing and recommending to the board a set of corporate governance guidelines applicable to the Company.

Family Relationships

There are no family relationships among any of our directors, director candidates or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

Had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•

Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan or insurance activities, or to be associated with persons engaged in any such activity;

•

Been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated;

•

Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•

Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our Common Stock during the fiscal year ended December 31, 2018, were timely.

Code of Ethics

The Company has adopted a Code of Ethics for adherence by its Chief Executive Officer and Chief Financial Officer, to ensure honest and ethical conduct; full, fair and proper disclosure of financial information in the Company’s periodic reports filed pursuant to the Securities Exchange Act of 1934; and compliance with applicable laws, rules, and regulations. Any person may obtain a copy of our Code of Ethics by mailing a request to the Company at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216.

Director Compensation

Each independent director is entitled to receive $15,000 per annum for service on our Board in 2018. In addition, Chairmen of committees are awarded an additional $5,000 per annum in compensation in connection with their service in such capacity.

The following table summarizes data concerning the compensation of our non-employee directors for the year ended December 31, 2018.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Blair Fonda (1)	20,000	—	13,160	—	—	—	33,160
Alfred J. (Fred) Mulder (2)	20,000	—	24,580	—	—	—	44,580
Kenneth Ehrman (3)	—	—	—	—	—	—	—

———————

(1)	Blair Fonda was appointed to the Board on May 3, 2017 and currently serves as Chairman of the Audit Committee.
(2)

Fred Mulder serves as a director and was appointed as Chairman of the Compensation Committee upon the resignation of John Giles. Mr. Mulder has since stepped down and Chairman of the Compensation Committee.

(3)	Kenneth Ehrman was appointed to the Board in January 2019 and assumed responsibility of Chairman of the Compensation Committee. Mr. Ehrman was not awarded any compensation in 2018.

Executive Compensation

The compensation provided to our Named Executive Officers for 2018 and 2017 is set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative that follow this section. This section explains our executive compensation philosophy, objectives and design, our compensation-setting process, our executive compensation program components and the decisions made for compensation in respect of 2016 for each of our Named Executive Officers.

Compensation-Setting Process/Role of Our Compensation Committee

The Compensation Committee has responsibility for the Company’s compensation practices with appropriate approval and general oversight from the Board. This responsibility includes the determination of compensation levels and awards provided to the Named Executive Officers. The Compensation Committee provides a recommendation for the performance review and any compensation adjustments to the Board for approval. Grants of equity-based compensation are approved by the Compensation Committee in accordance with the Company’s stock incentive and award plan established by the Compensation Committee.

Base Salary

We provide base salary as a fixed source of compensation for our executive officers, allowing them a degree of certainty when having a meaningful portion of their compensation “at risk” in the form of equity awards covering the shares of a Company for whose shares there has been limited liquidity to date. The Board recognizes the importance of base salaries as an element of compensation that helps to attract highly qualified executive talent.

Base salaries for our executive officers were established primarily based on individual negotiations with the executive officers when they joined us and reflect the scope of their anticipated responsibilities, the individual experience they bring, the Board members’ experiences and knowledge in compensating similarly situated individuals at other companies, our then-current cash constraints and a general sense of internal pay equity among our executive officers and key personnel.

The Compensation Committee does not apply specific formulas in determining base salary increases. Actual base salaries may differ from the competitive market rates target as a result of various other factors including relative depth of experience, prior individual performance and expected future contributions, internal pay equity considerations within our Company and the degree of difficulty in replacing the individual.

Summary Compensation Table

The compensation provided to our Named Executive Officers for 2018 and 2017 is set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative that follow this section. This section explains our executive compensation philosophy, objectives and design, our compensation-setting process, our executive compensation program components and the decisions made for compensation in respect of 2016 for each of our Named Executive Officers.

Our Named Executive Officers who appear in the 2018 and 2017 Summary Compensation Table are:

Gianni B. Arcaini	Chief Executive Officer and President

Adrian G. Goldfarb	Chief Financial Officer, EVP
Connie L. Weeks	Chief Accounting Officer, EVP

Noel Heiks	Former President and Chief Operating Officer of Duos Technologies, Inc.

Summary Compensation Table

The following table sets forth the total compensation received for services rendered in all capacities to our Company for the fiscal years ended December 31, 2018 and 2017, which was awarded to, earned by, or paid to our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock ($)	Options ($)		Other Comp. ($)		Total ($)

Gianni B. Arcaini,	2018	249,260	183,386	(1)	—	144,384	(2)	27,116	(3)	604,146
Chairman of the Board, Chief Executive Officer, President, Director (PEO)	2017	226,600	38,846		—	—		26,895	(4)	292,341

Adrian G. Goldfarb,	2018	175,000	5,000		—	54,272	(5)	5,625	(6)	240,397
Chief Financial Officer, EVP, Director (PFO)	2017	152,083	—		—	—		—		152,083

Connie L. Weeks,	2018	148,338	14,451		—	54,272	(7)	—		217,061
Chief Accounting Officer, EVP	2017	120,000	—		—	—		—		120,000

Noel Heiks,	2018	145,833	25,000		—	21,860	(8)	—		192,693
President and Chief Operating Officer of Duos Technologies, Inc.	2017	—	—		—	—		—		—

———————

(1)

Represents an amount equal to 1% of annual revenues to which Mr. Arcaini is entitled under the terms of his employment and taxes paid on the behalf of Mr. Arcaini for conversion of previously deferred compensation into common stock.

(2)	Option compensation is the fair market value of 705,000 options granted to Mr. Arcaini which are fully vested.
(3)	Comprised of $18,000 per annum car allowance, $2,962 and $6,154 in Company paid membership dues and subscriptions, respectively.
(4)	Comprised of $18,000 per annum car allowance, $2,741 and $6,154 in Company paid membership dues and subscriptions, respectively.
(5)	Option compensation is the fair market value of 265,000 options granted to Mr. Goldfarb which are fully vested.
(6)	Comprised of $5,625 per annum car allowance.
(7)	Option compensation is the fair market value of 265,000 options granted to Ms. Weeks which are fully vested.
(8)

Option compensation was the fair market value of 200,000 options granted to Ms. Heiks of which 100,000 options were fully vested. Ms. Heiks resigned from Duos effective April 1, 2019 and all options granted have been rescinded. She will continue as a paid consultant for a short period.

Employment Agreement with Gianni B. Arcaini

Prior to the effectiveness of the Merger, DTI and Gianni B. Arcaini entered into an employment agreement (the “Arcaini Employment Agreement”) dated May 1, 2003, as subsequently amended on February 10, 2004 and February 12, 2007, pursuant to which Mr. Arcaini served as Chief Executive Officer, President and Chairman of DTI. On April 1, 2018, Mr. Arcaini entered into a new agreement which superseded the Employment Agreement that  continued in effect following the Merger. Under the new agreement, Mr. Arcaini is paid an annual salary of $249,260 and a car allowance of $18,000 per annum. In addition, as incentive-based compensation, Mr. Arcaini is entitled to 1% of annual gross revenues of the Company and its subsidiaries. The Arcaini Employment Agreement had an initial term that extended through April 30, 2019, subject to renewal for successive one-year terms unless either party gives notice of that party’s election to not renew to the other at least 60 days prior to the expiration of the then-current term. The Arcaini Employment Agreement remains in effect through March 31, 2020. The Arcaini Employment Agreement contains certain provisions for early termination, which may result in a severance payment equal to three years of base salary then in effect. The Employment agreement was approved by the Compensation Committee and it is anticipated that Mr. Arcaini’s compensation terms will be revisited in the future by the Compensation Committee of the Company’s Board.

Potential Payments upon Change of Control or Termination following a Change of Control

Our employment agreement with Mr. Arcaini, our Chief Executive Officer, provides incremental compensation in the event of termination, as described herein. Generally, we currently do not provide any severance specifically upon a change in control nor do we provide for accelerated vesting upon change in control.

Employment Agreement with Adrian G. Goldfarb

Adrian Goldfarb entered into an employment agreement (the “Goldfarb Employment Agreement”) dated April 1, 2018, pursuant to which Mr. Goldfarb serves as Chief Financial Officer, Executive Vice President and Director of Duos Technologies Group, Inc. Under the Goldfarb Employment Agreement, Mr. Goldfarb is paid an annual salary of $175,000 and a car allowance of $7,500 per annum. The Goldfarb Employment Agreement had an initial term  through April 30, 2019, subject to renewal for successive one-year terms unless either party gives notice of that party’s election to not renew to the other at least 60 days prior to the expiration of the then-current term. The Goldfarb Employment Agreement remains in effect through March 31, 2020. The Goldfarb Employment Agreement contains certain provisions for early termination, which may result in a severance payment equal to one year of base salary then in effect. The Employment agreement was approved by the Compensation Committee and it is anticipated that Mr. Goldfarb’s compensation terms will be revisited in the future by the Compensation Committee of the Company’s Board.

Potential Payments upon Change of Control or Termination following a Change of Control

Our employment agreement with Mr. Goldfarb, our Chief Financial Officer, provides incremental compensation in the event of termination, as described herein. Generally, we currently do not provide any severance specifically upon a change in control nor do we provide for accelerated vesting upon change in control.

Employment Agreement with Connie Weeks

Connie Weeks entered into an employment agreement (the “Weeks Employment Agreement”) dated April 1, 2018, pursuant to which Ms. Weeks serves as Chief Accounting Officer, and Executive Vice President of Duos Technologies Group, Inc. Under the Weeks Employment Agreement, Ms. Weeks is paid an annual salary of $150,000. The Weeks Employment Agreement had an initial term that extended through April 30, 2019, subject to renewal for successive one-year terms unless either party gives notice of that party’s election to not renew to the other at least 60 days prior to the expiration of the then-current term. The Weeks Employment Agreement remains in effect through March 31, 2020. The Weeks Employment Agreement contains certain provisions for early termination, which may result in a severance payment equal to two-years of base salary then in effect. The Employment agreement was approved by the Compensation Committee and it is anticipated that Ms. Weeks’s compensation terms will be revisited in the future by the Compensation Committee of the Company’s Board.

Potential Payments upon Change of Control or Termination following a Change of Control

Our employment agreement with Ms. Weeks, our Chief Accounting Officer, provides incremental compensation in the event of termination, as described herein. Generally, we currently do not provide any severance specifically upon a change in control nor do we provide for accelerated vesting upon change in control.

Outstanding Equity Awards at Fiscal Year-End 2018

There were no outstanding equity awards at December 31, 2018.

Certain Relationships and Related Transactions, and Director Independence.

On August 1, 2012 the Company entered into independent contractor master services agreement (the “Services Agreement”) with Luceon, LLC, a Florida company, owned by our Chief Technology Officer, David Ponevac. The Services Agreement provides that Luceon will provide support services including management, coordination or software development services and related services to Duos.

Policy on Future Related Party Transactions

The Company requires that any related party transactions must be approved by a majority of the Company’s independent directors.

COMPENSATION COMMITTEE REPORT

Recommendations of the Compensation Committee. The Compensation Committee of the Board is currently comprised of Alfred J. (Fred) Mulder, Kenneth Ehrman and Blair M. Fonda, each of whom the Board has determined to be independent. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by virtue of any general statement in such filing incorporating the Annual Report by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed with management the disclosure regarding Executive Compensation contained in this proxy statement for the Annual Meeting. Based on the review and discussions, the Compensation Committee recommended to the Board that such disclosure be included in this proxy statement.

This Compensation Report has been furnished by the Compensation Committee of the Board.

Alfred J. (Fred) Mulder

Blair M. Fonda

Kenneth Ehrman, Chairman

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and oversee the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include, but are not limited to:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•	discussing our risk management policies;
•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
•	meeting independently with our independent registered public accounting firm and management;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the audit committee report required by SEC rules.

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Salberg & Company, P.A. matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board.

Blair M. Fonda, Chairman

Alfred J. (Fred) Mulder

Kenneth Ehrman

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLICACCOUNTING FIRM

The Board has appointed Salberg & Company, P.A. (“Salberg”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2018. The Board seeks an indication from shareholders of their approval or disapproval of the appointment.

Salberg will audit our consolidated financial statements for the fiscal year ended December 31, 2018. We anticipate that a representative of Salberg will be present by telephone at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal year ended December 31, 2018 were audited by Salberg.

In the event shareholders fail to ratify the appointment of Salberg, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The following table presents for each of the last two fiscal years the aggregate fees billed in connection with the audits of our financial statements and other professional services rendered by our independent registered public accounting firm Salberg & Company, P.A.

	2018	2017

Audit Fees (1)	$97,065	$95,200
Audit-Related Fees (2)	9,927	53,000
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total Accounting fees and Services	$106,992	$148,200

———————

(1) Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-K and Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees. These are fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements.

(3) Tax Fees. These are fees for professional services rendered by the principal accountant with respect to tax compliance, tax advice, and tax planning.

(4) All Other Fees. These are fees for products and services provided by the principal accountant, other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

The affirmative vote of the holders of a majority of the Company’s Common Stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF SALBERG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3

TO APPROVE THE GRANTING OF DISCRETIONARY AUTHORITY TO THE BOARD, AT ANY TIME OR TIMES FOR A PERIOD OF UP TO TWELVE MONTHS FROM THE DATE OF THE MEETING, TO ADOPT AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED (THE “ARTICLES OF INCORPORATION”), TO EFFECT A REVERSE STOCK SPLIT AT A RATIO UP TO 1 FOR 20 (THE “REVERSE STOCK SPLIT”), WITH SUCH RATIO TO BE DETERMINED BY THE BOARD, OR CONVERSELY, TO DETERMINE NOT TO PROCEED WITH THE REVERSE STOCK SPLIT

Our Board of Directors has unanimously approved and declared advisable an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of all issued and outstanding shares of our Common Stock, in a ratio of up to 1 for 20, in order to, among other things, assist the Company with the application to list its Common Stock onto a national securities exchange (NYSE, NYSE American or NASDAQ) which the Company has filed. The precise ratio of the proposed Reverse Stock Split shall be a whole number within this range, determined in the sole discretion of our Board of Directors. It is expected that such determination, if any, shall occur at some time on or prior to completion of the Transaction (as defined below). By approving this proposal, stockholders will give our Board of Directors authority, but not the obligation, to effect the Reverse Stock Split and full discretion to approve the ratio at which shares of Common Stock will be automatically reclassified up to and including a ratio of up to 1-for-20. Our Board of Directors believes that providing our Board of Directors with this grant of authority with respect to setting the reverse split ratio, rather than approval of a pre-determined reverse stock split ratio, will give our Board of Directors the flexibility to set the ratio in accordance with current market conditions and, therefore, allow our Board of Directors to act in the best interests of the Company and our stockholders.

In determining the ratio following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of our Common Stock;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the number of shares of our Common Stock then outstanding, and the number of shares of Common Stock issuable upon exercise of options and warrants then outstanding;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•	prevailing general market and economic conditions; and

•	the initial listing criteria of a national securities exchange such as the NYSE, NYSE American or NASDAQ.

If our stockholders approve this proposal and our Board of Directors does not otherwise abandon the amendment contemplating the Reverse Stock Split, we will file a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Florida (the “Florida Secretary of State”) to effect the proposed Reverse Stock Split, in the form attached to this proxy statement as Appendix A. Our Board of Directors has approved and declared advisable the proposed Amendment as set forth in the Certificate of Amendment, in the form attached to this proxy statement as Appendix A. If the proposed Reverse Stock Split is effected, then the number of issued and outstanding shares of our Common Stock would be reduced. Our Board of Directors has reserved the right to abandon the Amendment at any time before the effectiveness of the filing of the Amendment with the Florida Secretary of State, even if the adoption of the amendment is approved by the stockholders. If the Certificate of Amendment is not filed with the Florida Secretary of State prior to July 31, 2020, our Board of Directors will abandon the Amendment and the Reverse Stock Split will not be effected. Thus, the Board of Directors, at its discretion, may cause the filing of the Amendment (following stockholder approval) to effect the Reverse Stock Split or abandon the amendment and not effect the Reverse Stock Split if it determines that any such action is or is not in the best interests of our Company and stockholders.

Prior to filing the Amendment reflecting the Reverse Stock Split, we must first notify FINRA by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Reverse Stock Split. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

Purpose of Proposed Reverse Stock Split

The Company has previously submitted an application NASDAQ and that application is currently open with the NASDAQ. In the future, we may submit an application to another national securities exchange (NYSE, NYSE American) for “uplisting” of our Common Stock. Each such exchange has its own listing criteria. The Company is currently targeting the NASDAQ Capital Market which requires, among other criteria, an initial bid price of at least $3.00 per share and, following initial listing, maintenance of a continued price of at least $1.00 per share. On the Record Date, the sale price of our Common Stock on the OTCQB was $0.74 per share. A decrease in the number of issued and outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that our per share market price of our Common Stock remains above the required price. However, we cannot provide any assurance that (i) we will pursue a listing on the Nasdaq Capital Market, or any other national securities exchange or (ii) even if we do, our minimum bid price would remain over the minimum bid price requirement of the Nasdaq Capital Market or any other such national securities exchange following the Reverse Stock Split.

We believe increasing the trading price of our Common Stock will assist in meeting the initial listing criteria of The Nasdaq Capital Market or any other such national securities exchange and is our best option to meet the initial bid price criteria to obtain an initial listing. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

In addition, an increase in the per share trading value of our Common Stock would be beneficial to us because it would:

•	improve the perception of our Common Stock as an investment security;

•	reset our stock price to more normalized trading levels in the face of potentially extended market dislocation;

•	appeal to a broader range of investors to generate greater investor interest in us; and

•

reduce stockholder transaction costs because investors would pay lower commission to trade a fixed dollar amount of our stock if our stock price were higher than they would if our stock price were lower.

Potential Effects of the Proposed Reverse Stock Split

If this proposal is approved and the Reverse Stock Split is effected, the Reverse Stock Split will be realized simultaneously and in the same ratio for all of our issued and outstanding shares of Common Stock. The immediate effect of a reverse stock split would be to reduce the number of shares of our Common Stock outstanding and to increase the trading price of our Common Stock.

However, we cannot predict the effect of any reverse stock split upon the market price of our Common Stock over an extended period, and in many cases, the market value of a company’s Common Stock following a reverse stock split declines, in many cases, because of variables outside of a company’s control (such as market volatility, investor response to the news of a proposed reverse stock split and the general economic environment). We cannot assure you that the trading price of our Common Stock after the Reverse Stock Split will rise in inverse proportion to the reduction in the number of shares of our Common Stock outstanding as a result of the Reverse Stock Split. Also, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our Common Stock. The trading price of our Common Stock may change due to a variety of other factors, including our operating results and other factors related to our business and general market conditions. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company. However, should the overall value of our Common Stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of our Common Stock held by you will also proportionately decrease as a result of the overall decline in value.

Examples of Potential Reverse Stock Split at Various Ratios. The table below provides examples of reverse stock splits at various ratios up to 1-for-20, without giving effect to the treatment of fractional shares. The actual number of shares outstanding after giving effect to the Reverse Stock Split, if effected, will depend on the actual ratio that is determined by our Board of Directors in accordance with the Amendment.

Shares outstanding at May 29, 2019	Reverse Stock Split Ratio	Shares outstanding after Reverse Stock Split	Reduction in Shares Outstanding
24,635,952	1-for-5	4,927,190	80%
24,635,952	1-for-10	2,463,595	90%
24,635,952	1-for-20	1,231,798	95%

The resulting decrease in the number of shares of our Common Stock outstanding could potentially adversely affect the liquidity of our Common Stock, especially in the case of larger block trades.

Effects on Ownership by Individual Stockholders. If we implement a reverse stock split, the number of shares of our Common Stock held by each stockholder would be reduced by multiplying the number of shares held immediately before the Reverse Stock Split by the appropriate ratio and then rounding down to the nearest whole share. The Reverse Stock Split would not affect any stockholder’s percentage ownership interest in our Company or proportionate voting power, except to the extent that interests in fractional shares would be rounded up to the nearest whole share.

Effect on Restricted Stock Units, Stock Options, Warrants. In addition, we would adjust all outstanding shares of any restricted stock units, stock options and warrants entitling the holders to purchase shares of our Common Stock as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each security, and would increase the exercise price in accordance with the terms of each security based on the up to 1-for-20 ratio of the Reverse Stock Split (i.e., the number of shares issuable under such securities would decrease by a percent up to 83.33%, and the exercise price per share would be multiplied by up to 20, respectively).

Other Effects on Issued and Outstanding Shares. If we implement a reverse stock split, the rights pertaining to the issued and outstanding shares of our Common Stock would be unchanged after the Reverse Stock Split. Each share of our Common Stock issued following the Reverse Stock Split would be fully paid and nonassessable.

The Reverse Stock Split would result in some stockholders owning “odd-lots” of less than 20 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

After the effective time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for shares of Common Stock with the new CUSIP number by following the procedures described below. However, until such exchange is made, the old stock certificates will automatically represent the new, post-split number of shares. After the reverse stock split, we will continue to file periodic reports and comply with other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Common Stock will continue to be listed on the OTCQB under the symbol “DUOT”.

Authorized Shares of Stock

The Reverse Stock Split would affect all issued and outstanding shares of Common Stock and outstanding rights to acquire Common Stock. We will not change the number of shares of Common Stock currently authorized. However, upon the effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding would increase due to the reduction in the number of shares of Common Stock issued and outstanding as a result of the Reverse Stock Split.

As of the Record Date, we had 500,000,000 shares of authorized Common Stock and 10,000,000 shares of preferred stock of which 24,635,952 shares of Common Stock, par value $0.001 per share, and 2,830 shares of preferred stock were issued and outstanding. If we issue additional shares, the ownership interest of holders of Common Stock will be diluted.

We will reserve for issuance any authorized but unissued shares of Common Stock that would be made available as a result of the proposed Reverse Stock Split.

We do not have any plans, arrangements or understandings for the remaining portion of the authorized but unissued shares that will be available following the Reverse Stock Split.

Procedure for Effecting the Proposed Stock Split and Exchange of Stock Certificates

If stockholders approve this proposal and our Board of Directors does not otherwise abandon the Amendment contemplating the reverse stock split, we will file with the Florida Secretary of State the Amendment, in the form attached to this proxy statement as Appendix A. The reverse stock split will become effective at the time and on the date of filing of, or at such later time as is specified in, the Certificate of Amendment, which we refer to as the “effective time.” Beginning at the effective time, each certificate representing shares of Common Stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the reverse stock split.

Upon the Reverse Stock Split, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Our transfer agent will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

No Issuance of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, shareholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive a certificate representing the number of shares they would otherwise be entitled to rounded up to the next whole share.

No Appraisal Rights

No appraisal rights are available under the Florida Statutes or under our Certificate of Incorporation, as amended, or our Amended and Restated bylaws with respect to the Reverse Stock Split. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally.

Accounting Consequences

The par value of our Common Stock would remain unchanged at $0.01 per share after the Reverse Stock Split. Also, our capital account would remain unchanged, and we do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Potential Anti-Takeover Effect

SEC rules require disclosure and discussion of the effects of any proposal that could be used as an anti-takeover device. This proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our Common Stock vis-à-vis the outstanding shares of our Common Stock and could, under certain circumstances, have an anti-takeover effect, although that is not the purpose or intent of the proposal. A relative increase in the number of authorized but unissued shares of Common Stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized shares. A relative increase in our authorized but unissued shares of Common Stock could potentially deter takeovers, including takeovers that our Board of Directors determines are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. Our Board of Directors is not aware of any attempt to take control of our business and has not considered the Reverse Stock Split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of Common Stock that would become newly available for issuance as a result of the Reverse Stock Split.

Certain Federal Income Tax Consequences

Each shareholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your own particular situation.

The following is a summary of important tax considerations of the Reverse Stock Split. It addresses only shareholders who hold the pre-Reverse Stock Split shares and post- Reverse Stock Split shares as capital assets. It does not purport to be complete and does not address shareholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign shareholders, shareholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, or conversion transaction, shareholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Code, shareholders who are subject to the alternative minimum tax provisions of the Code, and shareholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. Current tax law may change, possibly even retroactively. This summary does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the Reverse Stock Split qualifies as reorganization, a shareholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged.

A holder of the pre-Reverse Stock Split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre- Reverse Stock Split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-Reverse Stock Split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Board Discretion to Implement the Reverse Stock Split

Our Board of Directors has reserved the right to abandon the Amendment at any time before the effectiveness of the filing of the Amendment with the Florida Secretary of State, even if the adoption of the Amendment is approved by the stockholders.

Required Vote

The affirmative vote of holders of a majority of the outstanding shares Common Stock as of the Record Date, is required for approval of this proposal. Therefore, abstentions and broker non-votes will have the same effect as votes against this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 3

PROPOSAL NO.4

ADVISORY RESOLUTION ON THE FREQUENCY OF THE STOCKHOLDERS’ SAY ON PAY

Summary

Section 14A of the Exchange Act and the SEC’s rules thereunder require that we include in this proxy statement a separate non-binding stockholder vote to advise on whether the Say-on-Pay vote should occur every one (1), two (2) or three (3) years. You have the option to vote for any one of the three options, or to abstain on the matter.

The Board has determined that a stockholder advisory vote on executive compensation every three (3) years is the best approach for the Company based on a number of considerations, including the following:

•

Our compensation program is designed to induce performance over a multi-year period. A vote held every three (3) years would be more consistent with, and provide better input on, our long-term compensation, which constitutes a significant portion of the compensation of our Named Executive Officers;

•

A three-year vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and to implement any desired changes to our executive compensation policies and procedures; and

•	A three-year vote cycle will provide stockholders sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcomes of the Company.

Vote Required and Recommendation

The advisory resolution on the frequency of the stockholders’ advisory resolution on the compensation of the Company’s Named Executive Officers is selected by a plurality of the shares present, in person or by proxy, and voting on the matter. Accordingly, the option — every one, two or three years — that receives the largest number of votes cast “FOR” is the option selected by the stockholders. This proposal is non-binding on the Company and the Board.

Although the advisory vote is non-binding, our Board and the Compensation Committee will take into account the outcome of the vote when making future decisions about the Company’s executive compensation policies and procedures. The Company’s stockholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in years when Say-on-Pay votes do not occur. For example, as discussed under “Stockholder Communications”, the Company provides stockholders an opportunity to communicate directly with the Board, including on issues of executive compensation.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

A VOTE “FOR” THREE (3) YEARS.

PROPOSAL NO. 5

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act of 1934 and related rules of the SEC enable our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement. This vote is advisory, and, therefore, not binding on the Company, the Compensation Committee, or the Board. However, the Board and the Compensation Committee value the opinions of our stockholders and to the extent there is a significant vote against the compensation of the Named Executive Officers, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

As described in detail in the section of this Proxy Statement entitled, “Executive Compensation,” our executive compensation program is designed to attract, motivate, and retain executive officers, while aligning their interests with those of our stockholders. Under this program, our executive officers are rewarded for the achievement of strategic and operational objectives and the realization of increased stockholder value. Please read the Executive Compensation section and the accompanying compensation tables of this Proxy Statement for additional information about our executive compensation program, including information about the compensation of the Named Executive Officers for fiscal year 2018.

By way of this proposal, commonly known as a “Say-on-Pay” proposal, we are asking our stockholders to indicate their support for the compensation of the Named Executive Officers as described in this Proxy Statement. Please note that this vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the philosophy, policies, and practices described in this Proxy Statement.

The stockholders are being asked to approve the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

RECOMMENDATION OF THE BOARD OF DIRECTORS:

A VOTE “FOR” THE APPROVAL TO PROPOSAL NO. 5.

PROPOSAL 6:  TO APPROVE AN AMENDMENT INCREASING THE NUMBER OF SHARES ISSUABLE UNDER THE 2016 EQUITY INCENTIVE PLAN TO 4,500,000 SHARES

Our Board has adopted a resolution recommending that the shareholders approve an increase of the number of shares authorized under the 2016 Equity Incentive Plan (the “2016 Plan”) to 4,500,000 shares. Such increase of authorized shares to the 2016 Plan was adopted by the Board on June 4, 2019, subject to shareholder approval.

The 2016 Plan is a broad-based plan in which qualified employees, consultants, officers, and directors of the Company and its subsidiaries are eligible to participate. The purpose of the 2016 Plan is to further the growth and development of the Company by providing, through ownership of stock of the Company and other equity-based awards, an incentive to its officers and other key employees and consultants who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, by encouraging them to continue their services to the Company, and by enabling the Company to attract individuals of outstanding ability to become employees, consultants, officers, directors and director advisors of the Company.

Background

On March 11, 2016, the Board adopted the 2016 Plan, and the shareholders approved the 2016 Plan during the annual shareholders meeting on April 21, 2016. At the time of adoption, the 2016 Plan provided for the issuance of up to 8,000,000 shares of the Company’s common stock. As a result of a reverse split, the 2016 Plan provided for the issuance of up to 228,572 shares of our common stock. The 2016 Plan was subsequently modified with shareholder approval on January 18, 2018 to increase the total maximum amount issuable under the plan to 2,500,000 shares of common stock.

In order to incentivize employees, officers, directors, and other Company personnel the Company believes it needs the ability to grant additional awards under the 2016 Plan.

As aforementioned, we have applied for listing on a national securities exchange. National securities exchanges require that all companies with a security listed on the exchange obtain shareholder approval of all equity compensation plans and arrangements, including any increases in the authorized shares under previously approved equity incentive plans and previously granted equity awards made possible by those increases. Consequently, we have decided to obtain shareholder approval of this increase in order to reduce the steps required in the future when, and if, we become eligible for listing.

In the following paragraphs we provide a summary of the terms of the 2016 Plan. The following summary is qualified in its entirety by the provisions of the 2016 Plan which is attached at Appendix B to this Proxy Statement.

Administration

The 2016 Plan is administered by the Compensation Committee of the Board, which currently consists of three members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code. Among other things, the Compensation Committee has complete discretion, subject to the express limits of the 2016 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted the terms and conditions of the award, the form of payment to be made and/or the number of shares of common stock subject to each award, the exercise price of each option and base price of each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the common stock underlying the award, and the required withholding, if any. The Compensation Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The Compensation Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2016 Plan. Notwithstanding the foregoing, the Compensation Committee does not have any authority to grant or modify an award under the 2016 Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Eligibility

The 2016 Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and nonemployee consultants of the Company or its affiliates. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2016 Plan.

Limitation on Awards

The 2016 Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”); the shareholders approved the 2016 Plan at the annual meeting as previously described. Stock options may be granted on such terms and conditions as the Compensation Committee may determine; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of the Company’s common stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of our company or a parent or subsidiary of our company). ISOs may only be granted to employees. In addition, the aggregate fair market value of our common stock covered by one or more ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights

A stock appreciation right (a “SAR”) entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying common stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, stock options granted under the 2016 Plan. A SAR granted in tandem with a stock option (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the common stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the Compensation Committee may specify.

Restricted Stock Awards and Restricted Stock Unit Awards

A restricted stock award is a grant or sale of common stock to the participant, subject to our right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if issued to the participant at no cost) in the event that conditions specified by the Compensation Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to us. Our restricted stock unit entitles the participant to receive a cash payment equal to the fair market value of a share of common stock for each restricted stock unit subject to such restricted stock unit award, if the participant satisfies the applicable vesting requirement.

Options

The 2016 Plan provides for the issuance of ISOs and Non-Qualified Options.

Amendment and Termination

The Board may terminate the 2016 Plan at any time. Unless sooner terminated, the 2016 Plan shall terminate on December 31, 2020. No stock rights may be granted under the 2016 Plan once it is terminated. Termination of the 2016 Plan shall not impair rights or obligations under any award granted while the 2016 Plan is in effect, except with the written consent of the grantee. The Board at any time, and from time to time, may amend the 2016 Plan. Provided, however, no amendment shall be affected unless approved by our shareholders to the extent that shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or required by the rules of the principal national securities exchange or trading market upon which our common stock trades.

The Board at any time, and from time to time, may amend the terms of any one or more awards; provided, however, that the rights under the award shall not be impaired by any such amendment, except with the written consent of the grantee.

Forfeiture

All vested or unvested stock rights may be immediately forfeited at the option of the Board in the event that the recipient performs certain acts against the interests of the Company including termination as a result of fraud, dishonesty or violation of the Company policy.

Adjustments upon Changes in Capitalization

Subject to any required action by the shareholders of the Company, the number of shares of common stock covered by each outstanding award, and the number of shares of common stock which have been authorized for issuance under the 2016 Plan but as to which no awards have yet been granted or which have been returned to the 2016 Plan upon cancellation or expiration of an award, as well as the price per share of common stock (or cash, as applicable) covered by each such outstanding option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company.

Certain Federal Income Tax Consequences of the 2016 Plan

The following is a general summary of the federal income tax consequences under current U.S. tax law to the Company and to participants in the 2016 Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options, stock appreciation rights, restricted stock, performance shares, performance units, restricted stock units, distribution equivalent rights and unrestricted stock. It does not purport to cover all of the special rules including special rules relating to limitations on the ability of the Company to deduct the amounts for federal income tax purposes of certain compensation, special rules relating to deferred compensation, golden parachutes, participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired shares of the Company’s common stock. For purposes of this summary it is assumed that U.S. Participants will hold their shares of the Company’s common stock received under the 2016 Plan as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the non-U.S. state or local income or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the 2016 Plan, or shares of the Company’s common stock issued pursuant thereto. All participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the 2016 Plan or shares of the Company’s common stock issued thereto pursuant to the 2016 Plan.

A U.S. Participant does not recognize taxable income upon the grant of a NQSO or an ISO. Upon the exercise of a NQSO, the U.S. Participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price paid therefor under the NQSO, and the Company will generally be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of an ISO, the U.S. Participant does not recognize taxable income. If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant, the U.S. Participant recognizes long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount. In addition to the tax consequences described above, a U.S. Participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the U.S. Participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price paid therefor under the ISO is a preference item for alternative minimum taxable income determination purposes. In addition, the U.S. Participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.

Transfer

Except for ISOs, all stock rights are transferable subject to compliance with the securities laws and the 2016 Plan. ISOs are only transferable by will or by the laws of descent and distribution.

A VOTE “FOR” THE APPROVAL TO PROPOSAL NO. 6.

FUTURE SHAREHOLDER PROPOSALS

The Board has not yet determined the date on which the next Annual Meeting of shareholders will be held. Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission and the Company’s Bylaws. Any proposal which an eligible shareholder desires to have included in our Proxy Statement and presented at the next Annual Meeting of Shareholders will be included in our Proxy Statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any shareholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested. Notices should be directed to: Duos Technology Group, Inc., at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216, Attention: Secretary.

Other deadlines apply to the submission of shareholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these shareholder proposals for the next Annual Meeting, a shareholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company at Duos Technology Group, Inc., at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216 or by calling telephone number (904) 652-1616.

In certain cases, only one Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Chief Executive Officer, Duos Technology Group, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Proxy Statements if they are receiving multiple copies of Proxy Statements by directing such request to the same mailing address.

OTHER BUSINESS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Gianni B. Arcaini, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Gianni Arcaini, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card.

June [●], 2019	By Order of the Board of Directors,

/s/ Gianni Arcaini
Gianni Arcaini
Chairman

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT TO

ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION

OF DUOS TECHNOLOGIES GROUP, INC.

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

ARTICLE FIFTH:

The Company is authorized to issue up to 100,000,000 shares all of which shall be common stock, par value $.001 per share (“Common Stock”). Except as otherwise provided in this Certificate of Incorporation or by law, each holder of Common Stock shall be entitled to one vote for each share held. No stockholder shall have the right to cumulate his votes for the election of directors, but each holder of Common Stock shall be entitled to one vote in the election of each director for each share held. The holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interest.

Effective at 12:01 a.m. on [ ], 2018 (the “Effective Time”), every [ ] shares of common stock issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one (1) validly issued, fully paid and non-assessable share of common stock (“New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of common stock shall be issued in connection with the Reverse Stock Split. No stockholder of the Corporation shall transfer any fractional shares of common stock. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of common stock. No certificates representing fractional shares of New Common Stock will be issued in connection with the Reverse Stock Split. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of New Common Stock to round up to the next whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split. Each certificate that immediately prior to the Effective Time represented shares of Old Common Stock (“Old Certificates”), shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by the Old Certificate shall have been combined.

The date of each amendment(s) adoption:

Effective date if applicable:

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document’s effective date on the Department of State’s records.

Adoption of Amendment(s) (CHECK ONE)

☑

The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐

The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s): “The number of votes cast for the amendment(s) was/were sufficient for approval by     .” (voting group)

☐

The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐

The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated

Signature	By:	/s/ Gianni B. Arcaini
Name: Gianni B. Arcaini
Title: Chief Executive Officer

A-1

APPENDIX B

2016 EQUITY INCENTIVE PLAN

DUOS TECHNOLOGIES

GROUP, INC.

2016 EQUITY

INCENTIVE PLAN

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2016 Equity Incentive Plan

1)

Scope of Plan; Definitions

a.

This 2016 Equity Incentive Plan (the “Plan”) is intended to advance the interests of Duos Technologies Group, Inc. (the “Company”) and its Related Corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers, directors and Director Advisors, by creating incentives and rewards for their contributions to the success of the Company and its Related Corporations. This Plan will provide for:

Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”);

Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”);

Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”);

Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); and

Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”). ISOs, Non-Discretionary Options and Non-Qualified Options are referred to hereafter as “Options.” Options, Restricted Stock, RSUs and SARs are sometimes referred to hereafter collectively as “Stock Rights.” Any of the Options and/or Stock Rights may in the Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

b.

This Plan is intended to comply in all respects with Rule 16b-3 (“Rule 16b-3”) and its successor rules as promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

For purposes of the Plan, capitalized words and terms shall have the following meaning:

“Advisory Board” means a board composed of individuals, appointed by the Board, who serve the Company’s Board in an advisory capacity but are not directors, Officers or employees of the Company.

“Board” means the board of directors of the Company.

“Chairman” means the chairman of the Board.

“Change of Control” means the occurrence of any of the following events:

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2016 Equity Incentive Plan

I.

any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities;

II.

the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or

III.

the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” shall have the meaning given to it in Section 1(a).

“Common Stock” shall have the meaning given to it in Section 1(a).

“Company” shall have the meaning given to it in Section 1(a).

“Compensation Committee” means the compensation committee of the Board, which shall consist of two or more members of the Board, each of whom shall be both an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3.

“Director Advisor” means a member of the Advisory Board.

“Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

“Disqualifying Disposition” means any disposition (including any sale) of Common Stock underlying an ISO before the later of (i) two years after the date the employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO.

“Exchange Act” shall have the meaning given to it in Section 1(a).

“Fair Market Value” shall be determined as of the last trading day prior to the date a Stock Right is granted and shall mean:

I.

The closing price on the principal market if the Common Stock is listed on a national securities exchange;

II.

If the Company’s shares are not listed on a national securities exchange, then the closing price if reported or the average bid and asked price for the Company’s shares as published on the OTCQB or the OTCQX operated by OTC MARKETS;

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2016 Equity Incentive Plan

III.

If there are no prices available under clauses (I) or (II), then Fair Market Value shall be based upon the closing price, if reported or the average bid and asked price for the Company’s shares as published by OTC;

IV.

If there is no regularly established trading market for the Company’s Common Stock, the Fair Market Value shall be established by the Board or the Compensation Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.

“ISO” shall have the meaning given to it in Section 1(a).

“Nasdaq” means the Nasdaq Stock Market.

“Non-Discretionary Options” shall have the meaning given to it in Section 1(a).

“Non-Qualified Options” shall have the meaning given to it in Section 1(a).

“Officers” means a person who is an executive officer of the Company and is required to file ownership reports under Section 16(a) of the Exchange Act.

“Options” shall have the meaning given to it in Section 1(a).

“Plan” shall have the meaning given to it in Section 1(a).

“Qualifying Committee” means the Company’s audit committee, Compensation Committee, finance committee or any other committee of the Board that the compensation committee shall determine entitles its members to a grant of Stock Rights, as defined, under Section 3(b)(ii) (each such Committee, a “Qualifying Committee”).

“Related Corporations” shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.

“Restricted Stock” shall have the meaning contained in Section 1(a).

“RSU” shall have the meaning given to it in Section 1(a).

“Rule 16b-3” shall have the meaning given to it in Section 1(a).

“SAR” shall have the meaning given to it in Section 1(a).

“Securities Act” means the Securities Act of 1933.

“Stock Rights” shall have the meaning given to it in Section 1(a).

2)

Administration of the Plan.

a.

The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be

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made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to:

Determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted;

Determine when Stock Rights may be granted;

Determine the exercise prices of Stock Rights other than Restricted Stock and RSUs, which shall not be less than the Fair Market Value;

Determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine when Stock Rights shall become exercisable, the duration of the exercise period and when each Stock Right shall vest;

Determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any; and

Interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

b.

No members of the Compensation Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Compensation Committee or the Board shall be liable for any act or omission of any other member of the Compensation Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him or her under the Plan, except those resulting from his or her own gross negligence or willful misconduct.

c.

Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either:

Eligible for Stock Rights pursuant to the Plan; or

Have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

d.

In addition to such other rights of indemnification as he or she may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Compensation Committee shall be entitled without further act on his or her part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the

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2016 Equity Incentive Plan

curtailment of costs of litigation) reasonably incurred by him or her in connection with or arising out of any action, suit or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he or she may be involved by reason of his or her being or having been a member of the Board or the Compensation Committee, whether or not he or she continues to be such member of the Board or the Compensation Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall be subject to the limitations contained in any Indemnification Agreement between the Company and the Board member or Officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Compensation Committee and shall be in addition to all other rights to which such member of the Board or the Compensation Committee would be entitled to as a matter of law, contract or otherwise.

e.

The Board may delegate the powers to grant Stock Rights to Officers to the extent permitted by the laws of the State of Florida.

3)

Eligible Employees and Others

a.

ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted to any director (whether or not an employee), Director Advisors, Officers, employees or consultants of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from participation in, any other grant of Stock Rights.

b.

The exercise price of the Options or SARs under Section 3 shall be Fair Market Value or such higher price as may be established by the Compensation Committee, the Board or by the Code.

4)

Common Stock.

a.

The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, par value $0.001, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise.

b.

The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 8,000,000 subject to adjustment as provided in Section 14.  Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs or SARs, so long as the number of shares so issued does not exceed the limitations in this Section.  If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan.

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5)

Granting of Stock Rights.

a.

The date of grant of a Stock Right under the Plan will be the date specified by the Board or Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Compensation Committee acts to approve the grant. The Board or Compensation Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.

b.

The Board or Compensation Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Board or Compensation Committee shall determine except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

c.

A SAR entitles the holder to receive, as designated by the Board or Compensation Committee, cash or shares of Common Stock, value equal to (or otherwise based on) the excess of:

The Fair Market Value of a specified number of shares of Common Stock at the time of exercise over;

An exercise price established by the Board or Compensation Committee.

d.

The exercise price of each SAR granted under this Plan shall be established by the Compensation Committee or shall be determined by a method established by the Board or Compensation Committee at the time the SAR is granted, provided the exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of the grant of the SAR, or such higher price as is established by the Board or Compensation Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Board or Compensation Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Board or Compensation Committee may establish in the applicable SAR agreement or document, if any. The Board or Compensation Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Board or Compensation Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board or Compensation Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement as is determined by the Board or Compensation Committee. A copy of such document, if any, shall be provided to the grantee, and the Board or Compensation Committee may condition the granting of the SAR on the grantee executing such agreement.

e.

An RSU gives the grantee the right to receive a number of shares of the Company’s Common Stock on applicable vesting or other dates. Delivery of the RSUs may be deferred beyond vesting as determined by the Board or Compensation Committee. RSUs shall be evidenced by an RSU agreement in the form determined by the Board or Compensation Committee. With respect to an RSU, which becomes non-forfeitable due to the lapse of time, the Compensation Committee shall prescribe in the RSU agreement the vesting period. With respect to the granting of the RSU, which becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Board or Compensation Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock, although the RSU agreement may provide for payments in lieu of dividends to such grantee.

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f.

Notwithstanding any provision of this Plan, the Board or Compensation Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right and forfeiture of profits.

g.

The Options and SARs shall not be exercisable for a period of more than seven years from the date of grant.

6)

Sale of Shares

The shares underlying Stock Rights granted to any Officers, director or a beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the grant thereof.

7)

ISO Minimum Option Price and Other Limitations.

a.

The exercise price per share relating to all Options granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the last trading day prior to the date of such grant. For purposes of determining the exercise price, the date of the grant shall be the later of:

The date of approval by the Board or Compensation Committee or the

For ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10 percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

b.

In no event shall the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

8)

Duration of Stock Rights.

Subject to earlier termination as provided in Sections 3, 5, 9, 10 and 11, each Option and SAR shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors and 10% shareholders of the Company.

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9)

Exercise of Options and SARs; Vesting of Stock Rights.

Subject to the provisions of Sections 3 and 9 through 13, each Option and SAR granted under the Plan shall be exercisable as follows:

a.

The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Board or Compensation Committee may specify.

b.

Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Board or Compensation Committee or as otherwise provided in this plan.

c.

Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

d.

The Board or Compensation Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17) if such acceleration would violate the annual exercisability limitation contained in Section 422(d) of the Code as described in Section 7(b).

10)

Termination of Employment.

Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee upon the granting of any Option, if an optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or Disability, no further installments of his or her options shall  vest or become exercisable, and his or her options  shall terminate as provided for in the grant, or on the day 12 months after the day of the termination of his or her employment (except three months for ISOs), whichever is earlier, but in no event later than on their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. Options granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

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2016 Equity Incentive Plan

11)

Death; Disability.

Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee upon the granting of any Option or SAR:

a.

If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his or her death, any Options or SARs of such employee may be exercised to the extent of the number of shares with respect to which he or she could have exercised it on the date of his or her death, by his or her estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of the Options’ or SARs’ specified expiration date or three months from the date of the grantee’s death.

b.

If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations, or a director or Director Advisor can no longer perform his or her duties, by reason of his or her Disability, he or she shall have the right to exercise any Option or SARs held by him or her on the date of termination of employment or ceasing to act as a director or Director Advisor until the earlier of (i) the Options’ or SARs’ specified expiration date or (ii) one year from the date of the termination of the person’s employment.

12)

Assignment, Transfer or Sale.

a.

No ISO granted under this Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him or her, his or her guardian or legal representative.

b.

Except for ISOs, all Stock Rights are transferable subject to compliance with applicable securities laws and Section 6 of this Plan.

13)

Terms and Conditions of Stock Rights.

Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Board or Compensation Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

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14)

Adjustments Upon Certain Events.

a.

Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, as well as the price per share of Common Stock (or cash, as applicable) covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company or the voluntary cancellation whether by virtue of a cashless exercise of a derivative security of the Company or otherwise shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board or Compensation Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

b.

In the event of the proposed dissolution or liquidation of the Company, the Board or Compensation Committee shall notify each participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, a Stock Right will terminate immediately prior to the consummation of such proposed action.

c.

In the event of a merger of the Company with or into another corporation, or a Change of Control, each outstanding Stock Right shall be assumed (as defined below) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.

In the event that the successor corporation refuses to assume or substitute for the Stock Rights, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable.  If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the merger or sale of assets.  For the purposes of this Section 14(c), the Stock Right shall be considered “assumed” if, following the merger or Change of Control, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Stock Right immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its parent, the Board or Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

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2016 Equity Incentive Plan

d.

Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 425(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs.  If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

e.

No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

15)

Means of Exercising Stock Rights.

a.

An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Chief Financial Officer with a copy to the Chief Accounting Officer of the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor (to the extent it is exercisable in cash) either:

In United States dollars by check or wire transfer; or

At the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right; or

At the discretion of the Board or Compensation Committee, by any combination of (i) and (ii) above. If the Board or Compensation Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or (iii) of the preceding sentence, such discretion need not be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his or her Stock Right until the date of issuance of a stock certificate to him or her for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

b.

Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act, contain the holder’s acknowledgment in form and substance satisfactory to the Company that:

Such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act),

The holder has been advised and understands that:

1.

The shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and

2.

The Company is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and

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2016 Equity Incentive Plan

3.

Such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

16)

Term, Termination and Amendment.

a.

The Board may terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on December 31, 2020. No Stock Rights may be granted under the Plan once the Plan is terminated. Termination of the Plan shall not impair rights and obligations under any Stock Right granted while the Plan is in effect, except with the written consent of the grantee.

b.

The Board at any time, and from time to time, may amend the Plan. Provided, however, except as provided in Section 14 relating to adjustments in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent:

Shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or

Required by the rules of the principal national securities exchange or trading market upon which the Company’s Common Stock trades. Rights under any Stock Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the written consent of the grantee.

c.

The Board at any time, and from time to time, may amend the terms of any one or more Stock Rights; provided, however, that the rights under the Stock Right shall not be impaired by any such amendment, except with the written consent of the grantee.

17)

Conversion of ISOs into Non-Qualified Options; Termination of ISOs.

The Board or Compensation Committee, at the written request of any optionee, may at its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Provided, however, the Board or Compensation Committee shall not reprice the Options or extend the exercise period or reduce the exercise price of the appropriate installments of such Options without the approval of the Company’s shareholders. At the time of such conversion, the Board or Compensation Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes

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2016 Equity Incentive Plan

appropriate action. The Compensation Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

18)

Application of Funds.

The proceeds received by the Company from the sale of shares pursuant to Options or SARS (if cash settled) granted under the Plan shall be used for general corporate purposes.

19)

Governmental Regulations.

The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

20)

Withholding of Additional Income Taxes.

In connection with the granting, exercise or vesting of a Stock Right or the making of a Disqualifying Disposition the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income.  To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, if any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock (including shares of Restricted Stock) previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by an Option exercise. The number of shares to be delivered to or withheld by the Company times the Fair Market Value of such shares shall equal the cash required to be withheld.

21)

Notice to Company of Disqualifying Disposition.

Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. If the employee has died before such stock is sold, the holding periods requirements of the Disqualifying Disposition do not apply and no Disqualifying Disposition can occur thereafter.

22)

Continued Employment.

The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related

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2016 Equity Incentive Plan

Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company’s Board or in any other capacity, whichever the case may be.

23)

Governing Law; Construction.

The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Florida. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24)

Forfeiture of Stock Rights.

Notwithstanding any other provision of this Plan, all vested Stock Rights shall be immediately forfeited at the option of the Board in the event of:

a.

Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy;

b.

Purchasing or selling securities of the Company without written authorization in accordance with the Company’s inside information guidelines then in effect;

c.

Breaching any duty of confidentiality including that required by the Company’s inside information guidelines then in effect;

d.

Competing with the Company; or

e.

Failure to execute the Company’s standard Stock Rights Agreement.

The Board or the Compensation Committee may impose other forfeiture restrictions which are more or less restrictive and require a return of profits from the sale of Common Stock as part of said forfeiture provisions if such forfeiture provisions and/or return of provisions are contained in a Stock Rights agreement.

An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor either (i) in United States dollars by check or wire transfer (to the extent it is exercisable in cash); or (ii) (A) through delivery to the Company (either by actual delivery or attestation) of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right; (B) by a reduction in the number of shares otherwise deliverable pursuant to the Stock Right provided that it is in accordance with a written Stock Option Agreement; or (C) in any other form of legal consideration that may be acceptable to the Board or Compensation Committee; or (iii)

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2016 Equity Incentive Plan

by any combination of (i) and (ii) above. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his or her Stock Right until the date of issuance of a stock certificate to him or her for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

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DUOS TECHNOLOGIES GROUP, INC. 6622 SOUTHPOINT DRIVE SOUTH, SUITE 310 JACKSONVILLE, FL 32216

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 07/30/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 07/30/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the following:						number(s) of the nominee(s) on the line below.

1.	Election of Directors		☐	☐	☐

Nominees:

	01 Gianni Arcaini	02 Adrian Goldfarb	03 Alfred J. (Fred) Mulder				04 Blair Fonda	05 Kenneth Ehrman

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.			For	Against	Abstain	The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

2.	To ratify the appointment of SALBERG & COMPANY, P.A. as the independent registered public accounting firm of the Company.		☐	☐	☐	6.	To approve an amendment increasing the number of shares issuable under the 2016 Equity Incentive Plan to 4,500,000 shares	☐	☐	☐

3.

To approve the granting of discretionary authority to the Board, at any time or times for a period of up to twelve months from the date of the Meeting, to adopt an amendment to the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), to effect a reverse stock split at a ratio up to 1 for 20 (the "Reverse Stock Split"), which such ratio to be determined by the Board, or conversely, to determine not to proceed with the Reverse Stock Split.

			☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

4.	Approve, in a non-binding advisory vote, the compensation of the Company's named executive officers.		☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:			1 year	2 years	3 years

5.	Determine, in a non-binding vote, the desired frequency of future non-binding advisory votes on the compensation of our names executive officers every year, every two years or every three years.		☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date					Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DUOS TECHNOLOGIES GROUP, INC. Annual Meeting of Shareholders July 31, 2019 10:00 AM ET This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Gianni Arcaini, Chief Executive Officer of Duos Technology Group, Inc., as Proxy with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on July 31, 2019, at 10:00 AM, ET, at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216 or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side